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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2000




     AMERICAN EXPRESS               AMERICAN EXPRESS RECEIVABLES
     CENTURION BANK                 FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


           Utah                 11-2869526        333-91473                Delaware              13-3854638          333-91473
     (State or Other         (I.R.S. Employer    (Commission           (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)          Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                              Incorporation or            Number
       Organization                                                     Organization)

                    6985 UnionPark Center                                                   World Financial Center
                     Midvale, Utah 84047                                                       200 Vesey Street
                       (801) 565-5000                                                      New York, New York 10285
                                                                                                (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                      N/A
(Former Name or Former Address,           (Former Name or Former Address,
if Changed Since Last Report)             if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 25, 2000, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $825,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2000-3, and $80,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2000-3, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following are filed as Exhibits to this Report under Exhibits 99.01.

         Exhibit 99.01 Series Term Sheet, dated April 25, 2000, Class A Floating Rate Asset Backed Certificates, Series 2000-3, and the Class B Floating Rate Asset Backed Certificates, Series 2000-3, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           American Express Centurion Bank,
                                           on behalf of the American Express
                                           Credit Account Master Trust


                                           By:  /s/ Maureen Ryan
                                              ---------------------------------
                                              Name:  Maureen Ryan
                                              Title: Assistant Treasurer

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Receivables Financing
                                    Corporation II
                                  on behalf of the American Express Credit
                                  Account Master Trust


                                  By:   /s/ Leslie R. Scharfstein
                                     ----------------------------------
                                     Name:  Leslie R. Scharfstein
                                     Title: President

                                       3
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                                  EXHIBIT INDEX

Exhibit                    Description

Exhibit 99.01 Series Term Sheet, dated April 25, 2000, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2000-3, and the Class B Floating Rate Asset Backed Certificates, Series 2000-3, of the American Express Credit Account Master Trust.

                                       4